# DEED OF VARIATION TO IPO IMPLEMENTATION DEED

**THIS DEED OF VARIATION** ("Deed") is dated

**BETWEEN:** **INSENSE MEDICAL PTY LTD (ACN 633 285 364)** of Level 3, 62 Lygon Street, Carlton, Vic 3053 (**Listco**)

**AND:** **INSENSE MEDICAL LTD,** registration number 515806495, a company domiciled in Israel, of 1 Ha-Tsmikha Street, Yoqneam, Israel (**InSense**)

**AND:** **UDI NUSSINOVITCH** of Chaim Levanon 17a, Tel Aviv, 6997519, **JOE HAYON** of Klil Hahoresh 14, Gesher Haziv, 22815 and **DAGI BEN-NOON** of 696 Hahadas Street, Burgata, 42860 (together, the **InSense Founders**)

**AND:** **NEWBURYPORT PARTNERS PTY LTD (ACN 604 268 439)** of Level 3, 62 Lygon Street, Carlton Vic 3053 (**Advisors**)

(each a **"Party"** and collectively the **"Parties"**)

**RECITALS:**

A. On or about 20th May 2019 the Parties entered into a IPO Implementation Deed ("**the IPO Deed**") pursuant to which the Listco was to undertake the Placement (as defined therein).

B. The Parties have agreed to vary the IPO Deed in the manner set out in this Deed.

**OPERATIVE PROVISIONS:**

**1. INTERPRETATION**

1.1 In this Deed:

(a) words and phrases having a particular or defined meaning in the IPO Deed shall have the same meaning in this Deed, unless the context otherwise requires and permits; and

(b) where an expression is defined anywhere in this Deed, it has the same meaning throughout.

1.2 This Deed shall be read as altering, supplementing and forming part of the IPO Deed with effect on and from the execution by the Parties.

**2. VARIATION**

2.1 The IPO Deed shall be deemed to be varied solely and specifically as stated in this Deed, and all other terms and conditions of the IPO Deed shall remain in full force and effect without change. Should it be subsequently found that a requirement of the IPO Deed is inconsistent with the variations provided for in this document then the parties will cooperate and act in good faith to negotiate further changes in order to resolve any such inconsistencies so as to facilitate the achievement of the amendments provided for herein.

2.2 The amount to be raised under the Placement as provided for in the Deed is reduced from not less than $5 million and up to $5 million to an amount of $3.5 million and up to $4 million.

2.3 Provided that initial commitments of no less than $3.5m are secured by 26th July 2019 or such later date, mutually agreed, thereafter the Placement will be undertaken by Listco on a progressive basis such that sufficient funds are available from the Placement and wired by Listco to InSense to meet the timely advance of funds to InSense as provided for in the Budget as defined and attached to the Convertible Bridge Loan Agreement (**CBLA**). Those requirements set out in the IPO Deed relating to the time for completion of the Placement and in particular the meaning of Placement Term are hereby amended to allow for the amended schedule of the Placement as provided for herein.

2.4 The Adviser fees in connection with the Placement comprising the 6% one-time fee on proceeds of the Placement shall be payable from such monies as and when funds are raised. The equity component of the Adviser fees in connection with the Placement comprised of 4 m shares of Listco shall be paid in two tranches being; 3 m shares on payment of the July 2019 transfer of $2,265,000 (in addition to the $190,000 already received) by Listco to InSense under the CBLA, and 1 m shares on payment of the October 2019 transfer of $1,076,000 by Listco to InSense under the CBLA both of which transfers are defined in the Budget attached to the CBLA.

2.5 The proposed time within which to achieve the IPO of Listco's securities on ASX is reduced from 15 months to 9 months such that the listing is targeted to occur in March 2020.

2.6 The quantum of consideration to each of the Insense Vendors, the Seed Investors and the Advisor is to be reduced and the proforma capital structure is amended to accord with the following:

***Stage 1: Placement at $0.14 Per Share**

| Pre – IPO | AUD$ | AUD$ Price / Valuation | Shares |
|---|---|---|---|
| InSense Vendors | 5,600,000 | 0.14 | 40,000,000 |
| Seed Investors | 3,500,000 | 0.14 | 25,000,000 |
| Advisor/Consult. | 560,000 | 0.14 | 4,000,000 |
| Total | | | **69,000,000** |

***Notes to table:**

a) Placement Options (1 per 4 shares) not included.

***Stage 2: (Indicative) IPO Capital Raising assuming $0.20 Per Share issue price:**

| IPO | AUD$ | AUD$ Price / Valuation | Shares |
|---|---|---|---|
| InSense Vendors | 5,600,000 | 0.14 | 40,000,000 |
| Seed Investors | 3,500,000 | 0.14 | 25,000,000 |
| IPO Investors | 6,000,000 | 0.20 | 30,000,000 |
| Advisor/Consultants | 560,000 | 0.14 | 8,000,000 |
| Total IPO post-money valuation of AUD$20.6m | | | **103,000,000** |

***Notes to table:**

a) In the event of an IPO, the Company has agreed to issue to the InSense Vendors a further 30,000,000 ordinary shares subject to the meeting of various performance

milestones (15,000,000 ordinary shares against each of the milestones provided in Sec. 6(b) and 6(c) of the IPO Deed, which remain unchanged).

b) The Company intends to establish an Employee Share Option Plan (**ESOP**) to enable the issue of options to directors, employees, consultants and advisors to the Company (and its group entities). It is presently intended that this ESOP will enable the issue of options representing up to 10% of the issued capital of the Company at the time of the IPO, in addition to the Placement Options (unchanged from the IPO Deed).

c) Placement Options (1 per 4 shares) not included.

2.7 For the avoidance of doubt the Swap Documentation referred to in the IPO Deed will be prepared as soon as is reasonably practical but is not anticipated to be executed until the commencement of the formal process to implement the IPO and receipt of a pre-ruling from the Israeli Taxes Authority.

2.8 All indicative timetables and other timelines referred to in the IPO Deed shall unless expressly altered hereunder otherwise be deemed to be extended for a period of 20 business days and may be further extended by mutual agreement of the parties.

**3. GENERAL**

3.1 This Deed may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

3.2 This Deed shall be governed by and shall be construed in accordance with the law of the State of Victoria, Australia. The Parties submit to the non-exclusive jurisdiction of the courts of Victoria, Australia and any courts that may hear appeals from those courts in respect of any proceedings in connection with this Deed.

The Parties hereto have executed this Deed on the date set out above.

**EXECUTED as a DEED:**

**SIGNED** by **INSENSE MEDICAL PTY LTD (ACN 633 285 364)** of Level 3, 62 Lygon Street Street, Carlton, Vic 3053 (**ListCo**) in a manner authorised by the Corporations Act with the authority of the Director(s): )

| | |
|---|---|
| [signature] | DocuSigned by: [signature] A0A9D382E1CC49A... |
| Director | Director/Secretary |
| PETER MARKS | Phillip Hains |
| Full Name (please print) | Full Name (please print) |

**SIGNED** by **INSENSE MEDICAL LTD**, )
Registration number 515806495 a company )
domiciled in Israel, of 1 Ha-Tsmikha Street, )
Yoqneam, Israel (**InSense**) )

Digitally signed by Dagi Ben-Noon

Director

Dagi Ben-Noon

Full Name (please print)

Director/Secretary

Udi Nussinovitch

Full Name (please print)

**SIGNED** by **UDI NUSSINOVITCH**, )
of Chaim Levanon 17a, Tel Aviv, 6997519 )
in the presence of: )

Udi Nussinovitch

Witness Signature

Dagi Ben-Noon

Full Name of witness (please print)

**SIGNED** by **JOE HAYON**, )
of Klil Hahoresh 14, Gesher Haziv )
in the presence of: )

Joe Hayon

Witness signature

Michael Quinert

Full Name of witness (please print)

**SIGNED** by **DAGI BEN-NOON** )
of 696 Hahadas Street, Burgata, 42860 )
in the presence of: )

Dagi Ben-Noon

Witness signature

Udi Nussinovitch

Full Name of witness (please print)

**SIGNED** by **NEWBURYPORT PARTNERS** )
**PTY LTD (ACN 604 268 439)** of Level 3, )
62 Lygon Street, Carlton VIC 3053 (**Advisors**) )

Director

PETER MARKS.

Full Name (please print)

DocuSigned by:

A0A9D382E1CC49A

Director/Secretary

Phillip Hains

Full Name (please print)